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                               AMENDED AGREEMENT
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                            TO ESTABLISH AND OPERATE
             COHY COMMUNICATIONS LTD., A CO-OPERATIVE JOINT VENTURE

        This AGREEMENT (referred to herein as the "Agreement") is entered into as of this _____ day of October, 2001

        AMONG: ZHONG-NAN TIEN COMPANY, a privately-owned company in China (referred to herein as "ZNT"),

        AND CHINA COHY COMMUNICATIONS CORPORATION, a USA corporation incorporated in Delaware (referred to herein "CCCC"),

        AND COHY ENTERPRISE INVESTMENT COMPANY, LTD., a privately-owned company in China (referred to herein as "CEIC"),

        AND FAR EAST COMMUNICATIONS CORPORATION, a corporation formed the laws of Mauritius and a wholly-owned subsidiary of CCCC (referred to herein as "CCCC").



        WHEREAS, ZNT, CEIC and CCCC previously entered into that certain Agreement to Establish and Operate Cohy Communications Ltd., a co-operative joint venture to develop, market and operate a wireless railway TV system (referred to herein as the "Railway TV System") dated April 10, 2000, for the purpose of agreeing to establish and operate a Co-operative Joint Venture (referred to herein as the "April 10, 2001 Agreement") to be named Cohy Communications Ltd. (referred to herein as "CCL"); and

0833.0042

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        A. WHEREAS, ZNT, CEIC and CCCC have made great progress in developing the enterprise and planning and structuring the proposed co-operative joint venture, and CEIC has made great progress in installing and operating the Railway TV System on at least two trains in China; and

        B. WHEREAS, as a result of the planning and progress to date, ZNT, CEIC and CCCC now propose a number of modifications to the April 10, 2000 Agreement referred to above; and

        C. WHEREAS, the parties now wish to enter into this Agreement to reflect their revised plans for establishing and operating the proposed co-operative joint venture.

        NOW THEREFORE IT IS HEREBY AGREED among the parties hereto in consideration of the mutual covenants and agreements hereinafter contained;

        1. ZNT, CEIC and CCCC hereby agree that the aforementioned April 10, 2001 Agreement is rescinded and replaced in its entirety by this Agreement.

        2. The parties hereto covenant and agree that CCCC and CEIC shall cause to be incorporated a co-operative joint venture (sometimes referred to herein as the "JVC") under the laws of the People's Republic of China (referred to herein as the "PRC"), with its operations in China, with Articles of Incorporation and Bylaws to be agreed upon, to be named Cohy Communications Ltd., with a life span of 30 years.

        3. The parties hereto covenant and agree the primary purpose for establishing the JVC is to assume the Railway TV System development, production, installation, sale, leasing and maintenance project from CEIC which has funded this project to date.



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        4. The organizational form of the joint venture company (referred to herein as the "JVC") shall be a limited liability company formed under the laws of the PRC. Each party shall be liable to the JVC to the extent of the amount of its subscribed capital. The JVC shall be liable for its debts to the extent of all of its assets. The profits, risks and losses of the JVC shall be shared by the parties pursuant to the terms of this Agreement and the Joint Venture Contract to be entered into.

        5. The objective in business of the JVC shall be to make advanced television systems available to the railway trains and stations of the PRC by utilizing advanced technology including, but not limited to, the documentation, test results, contracts, facilities and personnel to be obtained from CEIC and to engage in such other business as the parties may agree from time to time.

        6. The parties agree that CCL will acquire certain technologies, rights and assets of CEIC as further provided herein and enter into a strategic alliance with CEIC for the purpose of providing CCL with ongoing expertise, personnel and technology to manage and operate its business in an effective and profitable manner.

        7. The total registered capital of the JVC shall be USD150,000 of which CEIC shall assign it's assembly line and all equipment related to the assembly and manufacturing line to form its contribution of USD15,000 and shall receive in return ten (10) percent of the initial capital of the JVC and CCCC shall contribute USD135,000 in cash and shall receive in return ninety (90) percent of the initial capital of the JVC. CEIC shall contribute its share of the registered capital of the JVC within three (3) months after the business license of the JVC is issued. CCCC shall contribute its share of the registered capital of the JVC as follows:

        7.1 USD135,000 within three (3) months after the business license of the JVC is issued.


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        8. The board of directors of the JVC shall comprise three members of which one shall be appointed by CEIC and two shall be appointed by CCCC. The chairman of the board of directors shall be appointed by CCCC and the vice chairman by CEIC.

        9. The parties agree that if any party contributes more or less than the contributions described herein, the voting rights and percentage ownership of the JVC shall be adjusted accordingly.

        10. CEIC represents that it holds all right, title and interest to the business, technology, know-how, contracts and agreements relating to the Railway TV System. These rights include: the rights to use the name "Cohy" in connection with carrying on the business of the Railway TV System and all rights to the technology, inventions, patent applications, issued patents, know-how, documentation, test results, contracts relating to the development, testing, installation and operation of the Railway TV System including (1) all rights to manufacture, sell, lease, install and operate the Railway TV System and each of its components; (2) all patent applications and issued patents relating to the Railway TV System; (3) all contracts for the development, installation, operation of the Railway TV System; (4) the software, source codes, manuals and papers relating to the Railway TV System; (5) all equipment developed and produced relating to the Railway TV System. These rights are referred to herein as "the Rights". Upon formation of the JVC, CEIC will grant to CCL the exclusive worldwide right to use the Rights for the duration of the JVC for the purpose of carrying on the business of the JVC.

        11. Upon formation of the JVC, CCCC will issue to Mr. Liang 500,000 shares of its common stock in consideration for the expenses previously incurred by Mr. Liang and the grant of the license by CEIC to CCL referred to in Paragraph 10 hereof.


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        12. The parties further acknowledge that this Agreement reflects the understanding of the parties and that further documents shall be necessary to effect the incorporation of CCL. The parties agree to use their best efforts to assist, as may be required, in the formation of CCL and the obtaining of the approval and consent of the regulatory authorities of the PRC, USA according to the terms and conditions of this Agreement and to provide such documents as may be reasonably required to evidence such approval and consent.

        13. This Agreement and any subsequent agreements shall be construed and interpreted under the laws of the PRC.

        IN WITNESS WHEREOF the parties hereto set their hands, on the date set forth above.

                    /s/
        -------------------------------------------
        ZHONG-NAN TIEN COMPANY
        By Ms. Jiang Min, Chairperson

                    /s/
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        CHINA COHY COMMUNICATIONS CORPORATION
        By Mr. Donald Larsen, Chairman

                    /s/
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        COHY ENTERPRISE INVESTMENT COMPANY
        By Liang Bao, Chairman

                    /s/
        -------------------------------------------
        FAR EAST COMMUNICATIONS CORPORATION
        By Vincent Chu Director



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